                                  [COVER IMAGE]

                                       AIM
                          INTERMEDIATE GOVERNMENT FUND

[AIMM LOGO APPEARS HERE]          ANNUAL REPORT                 DECEMBER 31 1998


                  INVEST WITH DISCIPLINE--Regstered Trademark--

                                 [ COVER IMAGE ]

                      ------------------------------------

                              Fourth of July, 1916
                by Frederick Childe Hassam (1839-1935, American)
               Hassam was an American Impressionist painter famous
             for his luminous paintings of flags and New York street
         scenes. This vibrant painting depicts a parade route on Fifth
           Avenue in 1916, prior to the U.S. entry into World War I.
             Hassam captures the patriotic fervor of the day and the
                   burgeoning strength of the American spirit.

                      ------------------------------------



AIM Intermediate Government Fund is for shareholders who seek a high level of current income and relative price stability. The Fund invests in a portfolio of U.S. government securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Intermediate Government Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended 12/31/98 the Fund paid distributions of $0.63 per Class A share, $0.55 per Class B share, and $0.55 per Class C share.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.
o The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and expressed on an annualized basis.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The Fund's distribution rate and 30-day SEC yield will differ.
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Brothers Intermediate Government Bond Index is an unmanaged composite generally considered representative of intermediate U.S. Treasury and U.S. Government agency securities.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
              THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                        AIM INTERMEDIATE GOVERNMENT FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    As the fiscal year opened, markets were recovering from the
     [PHOTO OF      concerns produced by financial crises in Asia during 1997,
    Charles T.      and this optimism early in 1998 led several equity market
      Bauer,        indexes to all-time highs in spring and early summer.
   Chairman of      However, the year was to bring two particularly serious
   the Board of     financial shocks, first the debt default by Russia, and
     THE FUND       later the gathering crisis in Brazil, which devalued its
   APPEARS HERE]    currency shortly after the fiscal year closed. The result
                    was another year of significant volatility in both equity and fixed-income markets.

                    MARKET RECAP
                    Buoyant equity markets and healthy economic growth in Europe and the U.S. kept bond prices relatively stable early in 1998. But optimism turned to profound pessimism over the summer as global financial crises caused a worldwide loss of confidence. Investors flocked to securities perceived as safe and liquid, especially U.S. Treasuries. Even high-quality corporate bonds went out of favor, and high-yield corporate bonds plummeted. Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Numerous interest rate cuts in other countries followed. Investors responded favorably, and by year end, bond market volatility had generally subsided.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

    YEAR 2000 CONCERN Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios. We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.

    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      ------------------------------------

                              . . . WE ARE PLEASED

                                TO NOTE THAT MOST

                                   MUTUAL FUND

                              SHAREHOLDERS REMAINED

                                 COOL HEADED AND

                             DID NOT PULL OUT OF THE

                              MARKETS DURING 1998.

                      ------------------------------------

                        AIM INTERMEDIATE GOVERNMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND PROVIDES STABILITY IN TURBULENT MARKET ENVIRONMENT

IT WAS A VOLATILE TIME FOR EQUITY AND FIXED-INCOME MARKETS ALIKE. HOW DID THE FUND PERFORM DURING THE TWELVE MONTHS ENDED DECEMBER 31, 1998?
Despite an environment rife with turmoil and volatility, AIM Intermediate Government Fund stayed in line with its investment objective of providing a steady flow of income while preserving capital. For the fiscal year ended December 31, 1998, the Fund's total return was 8.17% for Class A Shares, 7.40% for Class B shares, and 7.31% for Class C shares.
    In addition, the Fund continued to provide a high level of current income during the year covered by this report. As of December 31, 1998 the Fund's 30-day distribution rate was 6.26% for Class A shares, 5.76% for Class B shares, and 5.77% for Class C Shares. The Fund's 30-day SEC yield at maximum offering price was 4.81%, 4.30%, and 4.30% for Class A, B, and C shares respectively.

WHAT WERE THE MAJOR FACTORS INFLUENCING THE INVESTING ENVIRONMENT DURING 1998? In general, the reporting period was a tumultuous one as the Asian economic crisis that began in the latter half of 1997 spent 1998 intermittently wreaking havoc in both equity and fixed-income markets. Certainly this was most evident in August and September when a combination of factors stemming from Asia resulted in a fear-driven global flight from all forms of investment risk.
    In a matter of weeks, aspirations for total returns were replaced with those for preservation of capital. Investors abandoned riskier securities causing equity and nongovernment bond markets around the world to tumble. The chief beneficiaries of this volatile investment environment were government bonds in the United States and the industrialized nations in Europe. As these securities are backed by the full faith and credit of their governments, they were viewed as a safe haven throughout this time of unrest.
    Markets eventually rebounded after a series of interest rate cuts by the Federal Reserve Board (the Fed). However the effects of the market sell-off left many investors wary. As investors had watched the value of riskier securities plummet, many saw fit to diversify their assets by adding a relatively more stable asset to their portfolio, such as AIM Intermediate Government Fund, to dampen market volatility. This is evident as the Fund's net assets grew from $259 million to $522 million in 1998.

HOW DOES THE FUND'S STRATEGY COMPENSATE FOR TIMES OF MARKET UNCERTAINTY? Diversification is a key element in weathering market volatility. As a result, we spread the Fund's assets among U.S. government bonds that have a variety of maturities and coupon rates. However, it is not unusual to re-allocate some of our assets into securities that may respond favorably to the existing market conditions.
    As a general rule, the shorter the time period before a security matures, the less volatile its price and yield. Thus, in times of uncertainty in the bond market, the Fund may allocate more assets toward shorter-term securities, like five-year notes, to help temper the volatility of the Fund's portfolio and protect capital.
    At the same time, mortgage-backed securities and bonds with longer maturities, like 10-year U.S. Treasury notes, are more susceptible to price fluctuations in a volatile market. While this creates a relatively greater risk, it also offers greater opportunity for income and growth of capital. In times of market stability, the Fund may allocate a greater amount of its assets to these types of securities to take advantage of yield and total return opportunities.
    Overall, our primary goal is to provide a product for the investor that will maintain a low level of volatility while producing competitive returns. Through diversification, the Fund strives to combine the average price volatility of a five-year Treasury note with the yield of a 30-year Treasury bond. True to its objective, in 1998 the Fund maintained 64% of the price volatility of a five-year note, while producing a yield of 119% the rate of a 30-year bond.


GROWTH OF NET ASSETS

12/31/97 to 12/31/98

[BAR CHART]

101% Growth
================================================================================
 $259           $522
Million        Million
--------------------------------------------------------------------------------
12/31/97       12/31/98
================================================================================

                      ------------------------------------

                    OVERALL, OUR PRIMARY GOAL IS TO PROVIDE

                        A PRODUCT FOR THE INVESTOR THAT

                    WILL MAINTAIN A LOW LEVEL OF VOLATILITY

                      WHILE PRODUCING COMPETITIVE RETURNS.

                      ------------------------------------

          See important Fund and index disclosures inside front cover.

                        AIM INTERMEDIATE GOVERNMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

HOW WAS THIS INVESTMENT STRATEGY UTILIZED DURING THE VOLATILITY IN AUGUST AND SEPTEMBER?
After a strong first quarter in the equity markets, a volatile May and June gave us a snapshot of what we believed could be expected from Asia in the second half of 1998. As market volatility typically results in a demand for relatively safer securities like U.S. Treasuries, we reduced our exposure to mortgage-backed securities while reallocating a portion of our assets in Treasuries. This proved beneficial for the Fund as the third quarter witnessed a surging demand for Treasuries.

HOW DID FALLING INTEREST RATES AFFECT THE FUND'S HOLDINGS IN MORTGAGE-BACKED SECURITIES?
Historically, the Fund maintains a substantial weighting in mortgage-backed securities as they can provide a yield that is generally higher than intermediate-term Treasury securities with comparable credit risk. Despite the fact that the Fed cut rates three times during the fall--causing longer-term interest rates to fall in tandem--the Fund did not suffer any serious setbacks as a result. This can be largely attributed to the research-intensive approach we take in selecting these securities. Using thorough research, the Fund targets securitized mortgages that are less likely to be refinanced. While mortgage refinancings did increase on the whole during the fall, we found that our careful selection process sufficiently reduced the impact of refinancings on the Fund.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
The third-quarter flight from risk caused prices of mortgage-backed securities to decline. As prices declined, yields on these securities rose considerably in relation to Treasury yields. With low prices and attractive yields, the mortgage-backed markets were awash with bargains. As it became clear that investor confidence was returning and that the Treasury rally was in its final stages, management was able to reduce its weighting in the lower-yielding Treasury securities and add value to the portfolio with underpriced, higher-yielding mortgage-backed securities.
    At the close of the reporting period, the Fund had allocated 61.36% of its investments to mortgage-backed securities, with the remaining assets allocated among U.S. Treasury securities, U.S. Agency obligations, and cash, or cash equivalents.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
While it appeared at the mid-point of 1998 that the robust economic growth might result in an increase in the Federal Funds rate, it soon became apparent that Asia's economic struggles and the effects on the global marketplace would not allow for such action. Instead, the Fed cut short-term rates by 0.75% in the final months of 1998 to enhance worldwide liquidity. In addition, the Fed has made it clear that it would not hesitate to lower rates again if need dictates. Uncertainty still remains regarding Japan and the emerging markets of Asia and Latin America, specifically in China and Brazil. As in 1998, the devaluation of a currency or a similar economic crisis could result in investors rushing back into the U.S. Treasury market and additional interest rate cuts.
    On the domestic front, most analysts expect a slowdown in U.S. economic growth and a continuation of relatively low inflation. Historically, these conditions have proven beneficial for bond investors. Regardless of what the coming year may bring, AIM Intermediate Government Fund will strive to tailor the portfolio to market conditions as they change. In doing so, the Fund will endeavor to provide the same stability and level of income it has in the past.

                      ------------------------------------

                     . . . the Fund will endeavor to provide

                        the same stability and level of

                           income it has in the past.

                      ------------------------------------


BREAKDOWN OF
MORTGAGE-BACKED SECURITIES

As of 12/31/98

                                   [Pie Chart]

==================================================================
Federal Home Loan Mortgage Corp.                  19.80%

Government National Mortgage Assn.                33.92%

Federal National Mortgage Assn.                   46.28%

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================

          See important Fund and index disclosures inside front cover.

                        AIM INTERMEDIATE GOVERNMENT FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM INTERMEDIATE GOVERNMENT FUND VS. BENCHMARK INDEX

4/28/87-12/31/98

[Line Chart]

--------------------------------------------------------------------------------
            AIM       Lehman Brothers
       Intermediate    Intermediate
      Government Fund   Government
       Class A Shares   Bond Index
--------------------------------------------------------------------------------
            In thousands

4/28/97  $9,524.00      $10,000.00
12/87     9,922.00       10,683.00
12/88    10,560.00       11,202.00
12/89    11,752.00       12,421.00
12/90    12,855.00       13,831.00
12/91    14,524.00       15,470.00
12/92    15,432.00       17,014.00
12/93    16,524.00       18,247.00
12/94    15,955.00       18,040.00
12/95    18,552.00       20,484.00
12/96    18,989.00       21,218.00
12/97    20,711.00       22,770.00
12/98    23,525.00       24,704.00

================================================================================

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

CLASS A SHARES

Inception (4/28/87)     7.15%
 10 years               7.29%
  5 years               5.25%
  1 year                3.05%*

CLASS B SHARES

Inception (9/7/93)      4.96%
  5 years               5.14%
  1 year                2.40%**

CLASS C SHARES

Inception (8/4/97)      7.84%
  1 year                6.31%***

* 8.17% excluding sales charge
** 7.40% excluding CDSC
*** 7.31% excluding CDSC
================================================================================

Source: Bloomberg, Towers Data Systems HYPO--Registered Trademark--. Your Fund's total return includes applicable sales charges, expenses, and management fees. The performance of Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart above compares your Fund's Class A shares to a benchmark index. It is intended to give you a general idea of how your Fund compared to the government bond market over the period 4/28/87-12/31/98. (Data for the index are for the period 4/30/87-12/31/98.) It is important to understand differences between your Fund and this index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures performance of a hypothetical portfolio, in this case the Lehman Brothers Intermediate Government Bond Index. Unlike your Fund, an index is not managed, incurring no sales charges, expenses, or fees. But if you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.


                        AIM INTERMEDIATE GOVERNMENT FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                    PRINCIPAL       MARKET
                                     AMOUNT          VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-89.92%

FEDERAL FARM CREDIT BANK-1.02%

Debentures
  6.15%, 09/01/00                  $   700,000   $     714,007
--------------------------------------------------------------
  6.22%, 06/17/08                    4,500,000       4,592,070
--------------------------------------------------------------
                                                     5,306,077
--------------------------------------------------------------

FEDERAL HOME LOAN BANK-1.40%

Debentures
  7.31%, 07/06/01                    4,000,000       4,226,240
--------------------------------------------------------------
  7.36%, 07/01/04                    2,800,000       3,083,276
--------------------------------------------------------------
                                                     7,309,516
--------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-16.08%

Pass through certificates
  12.00%, 04/01/00 to 02/01/13          21,385          24,304
--------------------------------------------------------------
  6.50%, 07/01/01 to 11/01/28       28,103,205      28,385,142
--------------------------------------------------------------
  6.50%, 01/01/29 TBA(a)             5,000,000       5,037,500
--------------------------------------------------------------
  9.00%, 12/01/05 to 04/01/25        5,234,953       5,532,144
--------------------------------------------------------------
  8.00%, 07/01/06 to 10/01/10          407,206         419,717
--------------------------------------------------------------
  8.50%, 07/01/07 to 12/01/26        6,786,107       7,127,059
--------------------------------------------------------------
  7.00%, 11/01/10 to 04/01/11        1,389,914       1,426,275
--------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20      11,301,740      12,534,120
--------------------------------------------------------------
  6.00%, 12/01/13                    9,950,000       9,984,228
--------------------------------------------------------------
  10.50%, 08/01/19 to 01/01/21       1,994,761       2,200,924
--------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25       10,342,546      11,186,033
--------------------------------------------------------------
                                                    83,857,446
--------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-43.88%

Debentures
  8.25%, 12/18/00                    5,000,000       5,310,600
--------------------------------------------------------------
  7.50%, 02/01/02                    9,000,000       9,638,370
--------------------------------------------------------------
  8.50%, 02/01/05                    4,500,000       4,651,603
--------------------------------------------------------------
  5.875, 02/02/06                    8,000,000       8,286,640
--------------------------------------------------------------
Medium term notes
  6.40%, 09/27/05                    4,610,000       4,910,987
--------------------------------------------------------------

                                    PRINCIPAL       MARKET
                                     AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  ("FNMA")-(CONTINUED)

Pass through certificates
  8.50%, 01/01/07 to 03/01/07      $    24,386   $      25,400
--------------------------------------------------------------
  6.00%, 01/01/09 to 04/01/24       23,018,376      23,096,981
--------------------------------------------------------------
  7.50%, 06/01/10 to 03/01/27       20,529,246      21,176,306
--------------------------------------------------------------
  7.00%, 05/01/11 to 10/01/12        8,741,914       8,957,681
--------------------------------------------------------------
  5.50%, 01/20/14                   40,000,000      39,542,614
--------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22        2,065,040       2,219,696
--------------------------------------------------------------
  10.00%, 12/01/19 to 12/01/21      10,184,521      11,260,162
--------------------------------------------------------------
  8.00%, 04/01/25 to 07/01/26        7,497,739       7,795,250
--------------------------------------------------------------
  6.50%, 05/01/13 to 11/01/28       28,272,652      28,544,543
--------------------------------------------------------------
  6.50%, 01/01/29 TBA(a)             5,000,000       5,034,375
--------------------------------------------------------------
  6.50%, 01/14/29                   48,000,000      48,394,054
--------------------------------------------------------------
                                                   228,845,262
--------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-27.54%

Pass through certificates
  6.00%, 10/15/08 to 1/21/29        78,536,178      77,967,762
--------------------------------------------------------------
  6.50%, 10/15/08                      510,612         522,897
--------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21        1,482,663       1,600,516
--------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23        5,554,078       6,008,989
--------------------------------------------------------------
  10.00%, 11/15/09 to 10/15/19      12,115,087      13,278,238
--------------------------------------------------------------
  11.00%, 12/15/09 to 09/15/15         117,928         131,104
--------------------------------------------------------------
  12.50%, 11/15/10                     151,379         175,599
--------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15         347,109         403,871
--------------------------------------------------------------
  12.00%, 01/15/13 to 07/15/15         512,453         583,753
--------------------------------------------------------------
  10.50%, 07/15/13 to 02/15/16         215,242         237,035
--------------------------------------------------------------
  13.50%, 07/15/10 to 04/15/15         288,034         339,171
--------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27       15,176,291      15,859,602
--------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28        8,038,391       8,299,071
--------------------------------------------------------------
  7.00%, 10/15/08 to 07/15/28       17,808,840      18,255,191
--------------------------------------------------------------
                                                   143,662,799
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $464,842,643)                                468,981,100
--------------------------------------------------------------

                                    PRINCIPAL       MARKET
                                     AMOUNT          VALUE
U.S. TREASURY SECURITIES-28.04%

U.S. TREASURY NOTES &
  BONDS-26.47%

  11.75%, 02/15/01                 $26,375,000   $  30,154,274
--------------------------------------------------------------
  6.125%, 12/31/01                   5,000,000       5,208,400
--------------------------------------------------------------
  6.00%, 07/31/02                    5,000,000       5,217,100
--------------------------------------------------------------
  5.25%, 08/15/03 to 11/15/28       21,000,000      21,532,270
--------------------------------------------------------------
  4.25%, 11/15/03                    5,000,000       4,937,200
--------------------------------------------------------------
  5.625%, 05/15/08                  10,000,000      10,662,400
--------------------------------------------------------------
  4.75%, 11/15/08                    5,000,000       5,035,950
--------------------------------------------------------------
  7.50%, 11/15/16                    5,500,000       6,833,750
--------------------------------------------------------------
  7.25%, 08/15/22                    1,100,000       1,369,797
--------------------------------------------------------------
  5.50%, 08/15/28                   45,000,000      47,113,650
--------------------------------------------------------------
                                                   138,064,791
--------------------------------------------------------------

                                    PRINCIPAL       MARKET
                                     AMOUNT          VALUE
U.S. TREASURY STRIPS-1.57%(b)

  5.38% to 6.85%, 05/15/06 to
    11/15/18 (8,000,000)(c)        $15,750,000   $   8,197,513
--------------------------------------------------------------
    Total U.S. Treasury
      Securities (Cost
      $143,967,245)                                146,262,304
--------------------------------------------------------------
    Total Investments (excluding
      Repurchase Agreements)                       615,243,404
--------------------------------------------------------------

REPURCHASE AGREEMENT-14.38%(d)

Greenwich Capital Markets, Inc.,
  5.10% 01/04/99(e)                  4,556,250       4,556,250
--------------------------------------------------------------
SBC Warburg Dillon Read, Inc.,
  4.75% 01/04/99(f)                 70,460,703      70,460,703
--------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $75,016,953)                            75,016,953
--------------------------------------------------------------
TOTAL INVESTMENTS-132.34%                          690,260,357
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(32.34%)                                 (168,702,843)
--------------------------------------------------------------
NET ASSETS-100.00%                               $ 521,557,514
==============================================================

Notes to Schedule of Investments:

(a) At 12/31/98, cost of securities purchased on a when-issued basis totaled $175,422,691. These securities are also subject to dollar roll transactions. See Note 1.B. of Notes to Financial Statements.
(b) STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) Amount in parenthesis represents principal amount deposited in escrow with custodian as collateral for reverse repurchase agreements outstanding at 12/31/98.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/98 with a maturing value of $300,170,000. Collateralized by $383,443,653 U.S. Government obligations, 5.50% to 10.00%, due 10/01/01 to 01/01/29 with an aggregate market value at 12/31/98 of $306,003,501.
(f) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75%, due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviation:

TBA    - To Be Announced
STRIPS - Separately Traded Registered Interest and Principal Security

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $608,809,888)                              $615,243,404
---------------------------------------------------------
Repurchase agreements (cost $75,016,953)       75,016,953
---------------------------------------------------------
Cash                                                3,598
---------------------------------------------------------
Receivables for:
  Fund shares sold                              8,516,934
---------------------------------------------------------
  Interest                                      5,821,191
---------------------------------------------------------
  Principal paydowns                            1,059,791
---------------------------------------------------------
Investment for deferred compensation plan          34,753
---------------------------------------------------------
Other assets                                       58,901
---------------------------------------------------------
    Total assets                              705,755,525
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased (on when issued or
    delayed delivery basis)                   175,422,691
---------------------------------------------------------
  Fund shares reacquired                        2,183,727
---------------------------------------------------------
  Dividends                                       952,047
---------------------------------------------------------
  Reverse repurchase agreements (Note 5)        4,556,250
---------------------------------------------------------
  Interest expense (Note 5)                           410
---------------------------------------------------------
  Deferred compensation plan                       34,753
---------------------------------------------------------
Accrued advisory fees                             190,150
---------------------------------------------------------
Accrued administrative services fees                6,276
---------------------------------------------------------
Accrued distribution fees                         485,806
---------------------------------------------------------
Accrued transfer agent fees                        54,720
---------------------------------------------------------
Accrued operating expenses                        311,181
---------------------------------------------------------
    Total liabilities                         184,198,011
---------------------------------------------------------
Net assets applicable to shares outstanding  $521,557,514
---------------------------------------------------------

NET ASSETS:

Class A                                      $245,612,558
=========================================================
Class B                                      $237,918,779
=========================================================
Class C                                      $ 38,026,177
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        25,647,222
=========================================================
Class B                                        24,816,721
=========================================================
Class C                                         3,977,986
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $       9.58
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.58
      divided by 95.25%)                     $      10.06
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       9.59
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       9.56
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                      $26,948,269
---------------------------------------------------------
EXPENSES:
Advisory fees                                   1,611,515
---------------------------------------------------------
Administrative services fees                       80,271
---------------------------------------------------------
Custodian fees                                     64,754
---------------------------------------------------------
Distribution fees - Class A                       478,781
---------------------------------------------------------
Distribution fees - Class B                     1,359,570
---------------------------------------------------------
Distribution fees - Class C                       248,197
---------------------------------------------------------
Interest (Note 5)                                 851,004
---------------------------------------------------------
Transfer agent fees - Class A                     311,166
---------------------------------------------------------
Transfer agent fees - Class B                     170,992
---------------------------------------------------------
Transfer agent fees - Class C                      30,268
---------------------------------------------------------
Trustees' fees                                     10,622
---------------------------------------------------------
Other                                             254,001
---------------------------------------------------------
    Total expenses                              5,471,141
---------------------------------------------------------
Less: Expenses paid indirectly                     (3,953)
---------------------------------------------------------
    Net expenses                                5,467,188
---------------------------------------------------------
Net investment income                          21,481,081
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities    6,570,449
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                     (2,570,929)
---------------------------------------------------------
  Net gain on investment securities             3,999,520
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $25,480,601
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998              1997
                                                              ------------      ------------
OPERATIONS:

  Net investment income                                       $ 21,481,081      $ 15,863,224
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            6,570,449           (73,291)
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                  (2,570,929)        4,443,700
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        25,480,601        20,233,633
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (12,395,672)      (10,575,295)
--------------------------------------------------------------------------------------------
  Class B                                                       (7,690,274)       (4,595,241)
--------------------------------------------------------------------------------------------
  Class C                                                       (1,395,135)          (19,501)
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                         (247,750)               --
--------------------------------------------------------------------------------------------
  Class B                                                         (176,643)               --
--------------------------------------------------------------------------------------------
  Class C                                                          (32,108)               --
--------------------------------------------------------------------------------------------
Return of capital:
  Class A                                                               --          (430,314)
--------------------------------------------------------------------------------------------
  Class B                                                               --          (214,788)
--------------------------------------------------------------------------------------------
  Class C                                                               --              (713)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       76,269,628        (9,731,599)
--------------------------------------------------------------------------------------------
  Class B                                                      147,670,216         8,255,456
--------------------------------------------------------------------------------------------
  Class C                                                       35,531,445         1,834,127
--------------------------------------------------------------------------------------------
    Net increase in net assets                                 263,014,308         4,755,765
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          258,543,206       253,787,441
--------------------------------------------------------------------------------------------
  End of period                                               $521,557,514      $258,543,206
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $524,340,223      $264,984,880
--------------------------------------------------------------------------------------------
  Undistributed net investment income                              (42,488)          (32,484)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (9,173,737)      (15,413,635)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               6,433,516         9,004,445
--------------------------------------------------------------------------------------------
                                                              $521,557,514      $258,543,206
============================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares, and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. Information presented in these financial statements pertains only to the Fund.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity date and seasoning differential. Securities for which market prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions described in Note 1 Section "C". On December 31, 1998, $720,772 was reclassified from undistributed net realized gain (loss) to undistributed net investment income as a result of permanent book/tax differences due to the differing book/tax treatment for principal paydown losses on mortgage-backed securities. Also, undistributed net investment income was increased by $1,167,269, undistributed net realized gain (loss) was decreased by $1,051,323 and paid-in-capital was decreased by $115,946 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $8,696,199 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

D. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $80,271 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, the Fund paid AFS $286,864 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $478,781, $1,359,570 and $248,197 respectively, as compensation under the Plans.

  AIM Distributors received commissions of $196,016 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $108,148 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

  During the year ended December 31, 1998, the Fund paid legal fees of $3,924 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $3,885 and $68, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $3,953 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.
NOTE 5-BORROWINGS
Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the year ended December 31, 1998 was $85,146,250 while borrowings averaged $25,733,082 per day with a weighted average interest rate of 3.31%.
  The Fund will limit its borrowings from banks, reverse repurchase agreements and dollar roll transactions to an aggregate of 33 1/3% of its total assets at the time of investment. The Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

  The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $694,080,621 and $477,249,743, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 7,766,451
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,807,868)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $ 5,958,583
=========================================================
Cost of investments for tax purposes is $609,284,821.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                  1998                          1997
                       ---------------------------    -------------------------
                         SHARES         AMOUNT          SHARES        AMOUNT
                       -----------   -------------    ----------   ------------
Sold:
  Class A               29,655,462   $ 283,586,927     6,693,588   $ 62,348,371
-------------------------------------------------------------------------------
  Class B               27,535,042     264,070,374     4,448,136     41,365,183
-------------------------------------------------------------------------------
  Class C*               6,742,689      63,813,508       734,169      6,890,070
-------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                1,069,069      10,191,327       953,629      8,857,846
-------------------------------------------------------------------------------
  Class B                  568,105       5,430,298       349,182      3,245,433
-------------------------------------------------------------------------------
  Class C*                 143,118       1,253,716         1,978         18,637
-------------------------------------------------------------------------------
Reacquired:
  Class A              (22,783,533)   (217,508,626)   (8,720,230)   (80,937,816)
-------------------------------------------------------------------------------
  Class B              (12,722,862)   (121,830,456)   (3,920,140)   (36,355,160)
-------------------------------------------------------------------------------
  Class C*              (3,103,831)    (29,535,779)     (540,137)    (5,074,580)
-------------------------------------------------------------------------------
                        27,103,259   $ 259,471,289           175   $    357,984
===============================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998 and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                1998         1997        1996        1995        1994
                                                              --------     --------    --------    --------    --------
Net asset value, beginning of period                          $   9.46     $   9.28    $   9.70    $   8.99    $  10.05
------------------------------------------------------------  --------     --------    --------    --------    --------
Income from investment operations:
  Net investment income                                           0.62         0.63        0.63        0.69        0.68
------------------------------------------------------------  --------     --------    --------    --------    --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.13         0.18       (0.42)       0.73       (1.02)
------------------------------------------------------------  --------     --------    --------    --------    --------
    Total from investment operations                              0.75         0.81        0.21        1.42       (0.34)
------------------------------------------------------------  --------     --------    --------    --------    --------
Less distributions:
  Dividends from net investment income                           (0.63)       (0.61)      (0.59)      (0.67)      (0.58)
------------------------------------------------------------  --------     --------    --------    --------    --------
  Distributions from net realized gains                             --           --          --          --       (0.04)
------------------------------------------------------------  --------     --------    --------    --------    --------
  Return of capital                                                 --        (0.02)      (0.04)      (0.04)      (0.10)
------------------------------------------------------------  --------     --------    --------    --------    --------
    Total distributions                                          (0.63)       (0.63)      (0.63)      (0.71)      (0.72)
------------------------------------------------------------  --------     --------    --------    --------    --------
Net asset value, end of period                                $   9.58     $   9.46    $   9.28    $   9.70    $   8.99
============================================================  ========     ========    ========    ========    ========
Total return(a)                                                   8.17%        9.07%       2.35%      16.28%      (3.44)%
============================================================  ========     ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $245,613     $167,427    $174,344    $176,318    $158,341
============================================================  ========     ========    ========    ========    ========
Ratio of expenses to average net assets (exclusive of
  interest expense)                                               0.96%(b)     1.00%       1.00%       1.08%       1.04%(c)
============================================================  ========     ========    ========    ========    ========
Ratio of net investment income to average net assets              6.43%(b)     6.77%       6.76%       7.36%       7.34%(d)
============================================================  ========     ========    ========    ========    ========
Portfolio turnover rate                                            147%          99%        134%        140%        109%
============================================================  ========     ========    ========    ========    ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $191,512,442.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.05% for 1994.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 7.32% for 1994.

                                                                            CLASS B                               CLASS C
                                                       --------------------------------------------------    ------------------
                                                         1998       1997      1996       1995      1994       1998       1997
                                                       --------    -------   -------    -------   -------    -------    -------
Net asset value, beginning of period                   $  9.46     $  9.28   $  9.69    $  8.99   $ 10.04    $  9.44    $  9.33
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
Income from investment operations:
  Net investment income                                   0.55        0.56      0.55       0.63      0.61       0.56       0.24
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
  Net gains (losses) on securities (both realized and
    unrealized)                                           0.13        0.17     (0.41)      0.70     (1.02)      0.11       0.10
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
    Total from investment operations                      0.68        0.73      0.14       1.33     (0.41)      0.67       0.34
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
Less distributions:
  Dividends from net investment income                   (0.55)      (0.53)    (0.51)     (0.59)    (0.50)     (0.55)     (0.22)
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
  Distributions from net realized gains                     --          --        --         --     (0.04)        --         --
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
  Return of capital                                         --       (0.02)    (0.04)     (0.04)    (0.10)        --      (0.01)
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
    Total distributions                                  (0.55)      (0.55)    (0.55)     (0.63)    (0.64)     (0.55)     (0.23)
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
Net asset value, end of period                         $  9.59     $  9.46   $  9.28    $  9.69   $  8.99    $  9.56    $  9.44
====================================================   =======     =======   =======    =======   =======    =======    =======
Total return(a)                                           7.40%       8.16%     1.61%     15.22%    (4.13)%     7.31%      3.64%
====================================================   =======     =======   =======    =======   =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $237,919    $89,265   $79,443    $61,300   $23,415    $38,026    $ 1,851
====================================================   =======     =======   =======    =======   =======    =======    =======
Ratio of expenses to average net assets (exclusive of
  interest expense)                                       1.72%(b)    1.76%     1.76%      1.86%    1.82%(c)  1.72%(b)   1.76%(d)
====================================================   =======     =======   =======    =======   =======    =======    =======
Ratio of net investment income to average net
  assets(e)                                               5.68%(b)    6.01%     6.00%      6.58%   6.56%(e)   5.68%(b)    6.01%(d)
====================================================   =======     =======   =======    =======   =======    =======    =======
Portfolio turnover rate                                    147%         99%      134%       140%      109%       147%        99%
====================================================   =======     =======   =======    =======   =======    =======    =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $136,546,632 and $24,819,682 for Class B and Class C, respectively.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.87% for 1994.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 6.50% for 1994.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Intermediate Government Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Intermediate Government Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Intermediate Government Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

BOARD OF TRUSTEES                                  OFFICERS                                OFFICE OF THE FUND

Charles T. Bauer                                   Charles T. Bauer                        11 Greenway Plaza
Chairman                                           Chairman                                Suite 100
A I M Management Group Inc.                                                                Houston, TX 77046
                                                   Robert H. Graham
Bruce L. Crockett                                  President                               INVESTMENT ADVISOR
Director
ACE Limited;                                       John J. Arthur                          A I M Advisors, Inc.
Formerly Director, President, and                  Senior Vice President and Treasurer     11 Greenway Plaza
Chief Executive Officer                                                                    Suite 100
COMSAT Corporation                                 Carol F. Relihan                        Houston, TX 77046
                                                   Senior Vice President and Secretary
Owen Daly II                                                                               TRANSFER AGENT
Director                                           Gary T. Crum
Cortland Trust Inc.                                Senior Vice President                   A I M Fund Services, Inc.
                                                                                           P.O. Box 4739
Edward K. Dunn Jr.                                 Dana R. Sutton                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;               Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                      CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and           Robert G. Alley
President, Mercantile Bankshares                   Vice President                          State Street Bank and Trust Company
                                                                                           225 Franklin Street
Jack Fields                                        Stuart W. Coco                          Boston, MA 02110
Chief Executive Officer                            Vice President
Texana Global, Inc.;                                                                       COUNSEL TO THE FUND
Formerly Member                                    Melville B. Cox
of the U.S. House of Representatives               Vice President                          Ballard Spahr
                                                                                           Andrews & Ingersoll, LLP
Carl Frischling                                    Karen Dunn Kelley                       1735 Market Street
Partner                                            Vice President                          Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                   Jonathan C. Schoolar                    COUNSEL TO THE TRUSTEES
Robert H. Graham                                   Vice President
President and Chief Executive Officer                                                      Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                        Renee A. Friedli                        919 Third Avenue
                                                   Assistant Secretary                     New York, NY 10022
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.,       P. Michelle Grace                       DISTRIBUTOR
Commissioner, New York City Dept. for              Assistant Secretary
the Aging; and member of the Board of Directors,                                           A I M Distributors, Inc.
Metropolitan Transportation Authority of           Jeffrey H. Kupor                        11 Greenway Plaza
New York State                                     Assistant Secretary                     Suite 100
                                                                                           Houston, TX 77046
Lewis F. Pennock                                   Nancy L. Martin
Attorney                                           Assistant Secretary                     AUDITORS

Ian W. Robinson                                    Ofelia M. Mayo                          KPMG LLP
Consultant; Formerly Executive                     Assistant Secretary                     700 Louisiana
Vice President and                                                                         Houston, TX 77002
Chief Financial Officer                            Lisa A. Moss
Bell Atlantic Management                           Assistant Secretary
Services, Inc.
                                                   Kathleen J. Pflueger
Louis S. Sklar                                     Assistant Secretary
Executive Vice President
Hines Interests                                    Samuel D. Sirko
Limited Partnership                                Assistant Secretary

                                                   Stephen I. Winer
                                                   Assistant Secretary

                                                   Mary J. Benson
                                                   Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Intermediate Government Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.63, $0.552, and $0.552 per share, respectively, to shareholders during the Fund's tax year ended December 31, 1998.

STATE INCOME TAX INFORMATION
Of the total income dividends paid, 24.56% were derived from U.S. Treasury obligations.

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                                      MONEY MARKET FUNDS                                A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)                     AIM Money Market Fund                             provided leadership in the
AIM Blue Chip Fund                                AIM Tax-Exempt Cash Fund                          mutual fund industry since 1976
AIM Capital Development Fund                                                                        and managed approximately $109
AIM Constellation Fund                            INTERNATIONAL GROWTH FUNDS                        billion in assets for more than
AIM Mid Cap Equity Fund(2),(A)                    AIM Advisor International Value Fund              6.2 million shareholders,
AIM Select Growth Fund(3)                         AIM Asian Growth Fund                             including individual investors,
AIM Small Cap Growth Fund(2),(B)                  AIM Developing Markets Fund(2)                    corporate clients, and
AIM Small Cap Opportunities Fund                  AIM Europe Growth Fund(2)                         financial institutions, as of
AIM Value Fund                                    AIM European Development Fund                     December 31, 1998.
AIM Weingarten Fund                               AIM International Equity Fund                        The AIM Family Of Funds--
                                                  AIM Japan Growth Fund(2)                          Registered Trademark-- is
GROWTH & INCOME FUNDS                             AIM Latin American Growth Fund(2)                 distributed nationwide, and AIM
AIM Advisor Flex Fund                             AIM New Pacific Growth Fund(2)                    today is the 10th-largest
AIM Advisor Large Cap Value Fund                                                                    mutual fund complex in the U.S.
AIM Advisor MultiFlex Fund                        GLOBAL GROWTH FUNDS                               in assets under management,
AIM Advisor Real Estate Fund                      AIM Global Aggressive Growth Fund                 according to Strategic Insight,
AIM Balanced Fund                                 AIM Global Growth Fund                            an independent mutual fund
AIM Basic Value Fund(2),(C)                                                                         monitor.
AIM Charter Fund
                                                  GLOBAL GROWTH & INCOME FUNDS
INCOME FUNDS                                      AIM Global Growth & Income Fund(2)
AIM Floating Rate Fund(2)                         AIM Global Utilities Fund
AIM High Yield Fund
AIM High Yield Fund II                            GLOBAL INCOME FUNDS
AIM Income Fund                                   AIM Emerging Markets Debt Fund(2),(D)
AIM Intermediate Government Fund                  AIM Global Government Income Fund(2)
AIM Limited Maturity Treasury Fund                AIM Global Income Fund
                                                  AIM Strategic Income Fund(2)
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund                    THEME FUNDS
AIM Municipal Bond Fund                           AIM Global Consumer Products and Services Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut           AIM Global Financial Services Fund(2)
AIM Tax-Free Intermediate Fund                    AIM Global Health Care Fund(2)
                                                  AIM Global Infrastructure Fund(2)
                                                  AIM Global Resources Fund(2)
                                                  AIM Global Telecommunications Fund(2)
                                                  AIM Global Trends Fund(2),(E)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.